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                                                                   EXHIBIT 10.46


Order Approving Asset Purchase Agreement with S-C Phoenix Partners dated February 5, 1998.
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                     IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE


IN RE:                             )
                                   )
PHOENIX INFORMATION SYSTEMS        )
CORP., PHOENIX SYSTEMS LTD., and   )  Case No. 97-2498(RRM)
PHOENIX SYSTEMS GROUP, INC.,       )
                                   )
           Debtors.                )


      ORDER PURSUANT TO 11 U.S.C. SS 105(a), 363(b), (f), AND (m), AND 365
         APPROVING ASSET PURCHASE AGREEMENT WITH S-C PHOENIX PARTNERS,
          AUTHORIZING THE SALE OF SUBSTANTIALLY ALL OF DEBTORS' ASSETS
        FREE AND CLEAR OF LIENS, CLAIMS AND ENCUMBRANCES, THE ASSUMPTION
       AND ASSIGNMENT OF CERTAIN EXECUTORY CONTRACTS AND LEASES, AND THE
                       ASSUMPTION OF CERTAIN LIABILITIES


         For the reasons set out in the court's February 5, 1998, opinion,

         IT IS HEREBY ORDERED that:

         (1) The Debtors' motion for an order pursuant to 11 U.S.C. ss 105(a), 363(b), (f), and (m), and 365 approving Asset Purchase Agreement with S-C Phoenix is granted.

         (2) The Debtors' motion for an order pursuant to 11 U.S.C. ss 105(a), 363(b), (f), and (m), and 365 authorizing the sale of substantially all of debtors' assets free and clear of liens, claims, and encumbrances, the assumption and assignment of certain executory contracts and leases, and the assumption of certain liabilities, pursuant to and

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as described in the Asset Purchase Agreement, is granted.



                                   /s/  Roderick R. McKelvie
                                   ----------------------------
                                   UNITED STATES DISTRICT JUDGE



Dated: February 5, 1998